SHAREHOLDER PRESENTATION | November 2025

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 2 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Important Disclosures Additional important factors that could cause CMCT's actual results to differ materially from CMCT's expectations are discussed in "Item 1A—Risk Factors" in CMCT's Annual Report on Form 10-K for the year ended December 31, 2024. The forward-looking statements included herein are based on current expectations and there can be no assurance that these expectations will be attained. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond CMCT's control. Although we believe that the assumptions underlying the forward- looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward- looking statements expressed or implied will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements expressed or implied herein, the inclusion of such information should not be regarded as a representation by CMCT or any other person that CMCT's objectives and plans will be achieved. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made. CMCT does not undertake to update them to reflect changes that occur after the date they are made, except as may be required by applicable laws. Forward-looking Statements The information set forth herein contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. These statements include the plans and objectives of management for future operations, including plans and objectives relating to future growth of our business and availability of funds. Such forward-looking statements can be identified by the use of forward- looking terminology such as "may," "will," "project," "target," "expect," "intend," "might," "believe," "anticipate," "estimate," "could," "would," "continue," "pursue," "potential," "forecast," "seek," "plan," "should," or "goal" or the negative thereof or other variations or similar words or phrases. Such forward-looking statements also include, among others, statements about CMCT's plans and objectives relating to future growth and outlook. Such forward-looking statements are based on particular assumptions that management of CMCT has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. Forward-looking statements are necessarily estimates reflecting the judgment of CMCT's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties include those associated with (i) the timing, form, and operational effects of CMCT's development activities, (ii) the ability of CMCT to raise in place rents to existing market rents and to maintain or increase occupancy levels, (iii) fluctuations in market rents, (iv) the effects of inflation and continuing higher interest rates on the operations and profitability of CMCT and (v) general economic, market and other conditions, including the effects of high unemployment rates, continued or renewed inflation and any recession or slowdown in economic growth.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 3 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. CIM Group: Manager of CMCT CIM data as of June 30, 2025 (Assets Owned and Operated is unaudited). See disclosure statement under “Assets Owned and Operated” and “Property Pictures” on page 34. 1) Includes affiliates of CIM and officers and directors of CMCT. As of September 30, 2025. CIM Group Management, LLC (“CIM”) is a community- focused real estate and infrastructure owner, operator, lender and developer. The Independent | Austin 491,000 SF | For Sale Residential, Ground Floor Retail, Parking Key CIM Group Projects Santa Monica Westgate | Los Angeles 143,000 SF Residential, Ground Floor Retail Sunset La Cienega | Los Angeles 384,500 SF | Hotel, For Sale Residential, Ground Floor Retail Seaholm | Austin 551,000 SF | For Sale Residential, Ground Floor Retail, Parking 432 Park Avenue | New York City 518,250 SF | For Sale Residential, Ground Floor Retail 11 Madison | New York City 2.2M SF | Class A Office, Ground Floor Retail, Storage 1994 Established 374 Real Assets Owned and Operated $30.1B Assets Owned and Operated 900+ Employees 9 Corporate Offices Worldwide CIM Group owns ~10.9% of CMCT 1 Competitive Advantages Diverse Team of In-house Professionals Commitment to Community Disciplined Approach

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 4 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Past performance does not guarantee future results. 1) See Capital Returned to Shareholders on page 38. 2) Property count as of September 30, 2025. Includes joint ventures. Leased percentage as of September 30, 2025. 3) Includes the portion of the property at 4750 Wilshire Boulevard that was converted to 68 multifamily units ("701 S Hudson"). Creative Media & Community Trust Corporation CMCT primarily focuses on the acquisition, ownership, operation and development of creative office and premier multifamily assets in vibrant and emerging communities.1 NASDAQ: CMCT | TASE: CMCT Lending Division Subsidiary Originates loans through SBA 7(a) Guaranteed Loan Program CMCT Portfolio2 • Office Portfolio 12 Class A and creative office properties 73.6% leased in aggregate • Multifamily Portfolio 4 premier Class A multifamily properties (764 total units)3 1 premier Class A multifamily property under development (36 total units) • Hotel 1 hotel with an adjacent parking garage (Sacramento) • Development Pipeline (Primarily Multifamily) Additional development opportunities in Austin (two), Los Angeles (Culver City, Hollywood, Jefferson Park, Mid-Wilshire), Oakland (three) and Sacramento 2019: CMCT sold eight buildings totaling ~2.2 million SF of traditional office space and maintained its portfolio of creative and Class A office assets. Proceeds were used to repay debt and deliver a $42 per share special dividend. 2022: Announced efforts to focus on premier multifamily and creative office assets catering to high growth industries like entertainment and technology. Oakland Austin Los Angeles San Francisco

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 5 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Balance Sheet - extending debt maturities and financing growth initiatives • September 2024 - Announced plans to refinance several assets and used part of proceeds to retire recourse credit facility ($169.3 million balance at the end of 3Q'24) • April 2025 - Fully repaid and retired recourse credit facility after completing 4 new financings across 7 properties • 2Q'25 - Extended maturity on 1150 Clay mortgage to mid 2026 • 3Q'25 - Extended maturity on Channel House to January 2027 • Intend to upsize Penn Field mortgage to fund strong leasing activity • In process of extending mortgage on 1910 W Sunset (creative office joint venture) Improve property level performance Grow premier multifamily portfolio • 4750 Wilshire Boulevard / 701 S Hudson (Los Angeles) ◦ Partial office to multifamily conversion ◦ Occupancy improved to 81% as of end of 3Q'25 (from 68% at end of 2Q'25) • 1915 Park Avenue (LA) ◦ 36-unit multifamily development substantially completed in 4Q'25 • 1902 Park Avenue (LA) ◦ Opportunity to mark rents to market over time • Channel House & 1150 Clay Street (SF Bay area) ◦ Positioned to participate in area recovery and opportunity to reduce cost Strong office leasing activity and significant progress on hotel renovation • Executed 159,154 square feet of leases in 2025 through 3Q'25 with terms longer than 12 months. ◦ The square footage of leases signed year-to-date through 3Q'25, represented a 69% increase from the prior year period • Sheraton Grand Hotel ◦ Completed renovation of 505 guest rooms and expect to largely finalize upgrades to public space in January 2026 - property will be positioned for 2026 and beyond Asset sales • In November, entered into definitive agreement to sell our lending division for ~$44 million1 • Continue to evaluate asset sales, including currently evaluating the sale of the property at 3101 S. Western in Los Angeles 9460 Wilshire | Rolls Royce lease signed in 2022 Artistic Renderings Plan to Strengthen Balance Sheet & Liquidity 1) The sales price of approximately $44 million is net of the outstanding balance of SBA 7(a) loan-backed notes and subject to adjustment and updated information through the closing of the sale. We estimate net proceeds from the sale, after payment of other debt, transaction expenses and other matters, will be approximately $31 million.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 6 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Strategy designed to benefit from the trend toward a more cohesive work/live lifestyle Track record of acquiring and developing assets in vibrant and emerging communities Resources, market knowledge and relationships for smooth execution of transactions Asset-light development approach and attractive pipeline of “next generation” properties Access to capital to execute business plan CMCT: Strategy

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 7 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Designed to Benefit From Changing Lifestyles1 Key Multifamily Trends Walkability Luxury Amenities Well-Connected Hybrid Work Lifestyle Culture-Oriented Locations Vibrant Neighborhoods in Major U.S. Markets 1) Statements made on this slide are based on CIM’s observations and beliefs. First Quarter 2023 Acquisitions Channel House Jack London Square, Oakland Parkview Living Echo Park, Los Angeles Eleven Fifty Clay Oakland Eleven Fifty Clay

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 8 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Designed to Benefit From Changing Lifestyles1 The pandemic accelerated the trend toward a more cohesive work/live lifestyle. 1) Statements made on this slide are based on CIM Group’s observations and beliefs. Key Office Trends • Growing demand for “creative office” • Desire for spaces that inspire employees • Emphasis on comfort, cool and “wow factor” • Battle to recruit and retain top talent What is “creative office”? Creative office space diverges from traditional office norms. It includes bright, open, and thoughtfully designed spaces that encourage creativity, flexibility and collaboration.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 9 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Assets in Vibrant and Emerging Sub-Markets1 CMCT leverages the expertise of its operator, CIM Group. CIM Group acquires and develops assets in transitional and thriving sub- markets marked by high barriers-to-entry, improving demographics, population growth, ease of transportation, and vibrant dining, entertainment and retail options. CIM Group believes selecting the right submarkets contributes to outsized rent growth and asset appreciation. Example: CIM Group’s Hollywood Media District Real Estate Holdings 1) Includes properties that are operated by CIM Group on behalf of partners and co-investors. CMCT’s assets included properties owned and properties CMCT expects to acquire.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 10 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Case Study: Sycamore Media District in Hollywood Transformed into a flourishing, walkable urban locale Home to leading media and entertainment companies such as SiriusXM, Roc Nation, Showtime, Ticketmaster/Live Nation, Oprah Winfrey Network, and Hyperobject Industries @sycamoredistrict Assets in Vibrant and Emerging Sub-Markets Retail “This Stylish Street in Hollywood is Becoming L.A.’s New City Center.” -LAMAG Dining CultureWellness

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 11 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Resources, Market-Knowledge and Relationships Core in-house capabilities include acquisition, credit analysis, development, financing, leasing, on-site property management and distribution CMCT Management Inside Board Members Barry Berlin CMCT CFO Serves in various finance and accounting roles within CIM Group and is CEO, Chairman and CFO of CMCT’s lending business Avi Shemesh CIM Group Co-founder CMCT Board Member Responsible for CIM’s long-term relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication Richard Ressler CIM Group Co-founder CMCT Chairman of the Board Chair of CIM's Executive, Investment, Allocation and Real Assets Management Committees • Founder of Orchard Capital Corp., OFS Capital Management (a full service provider of leveraged finance solutions) and OCV Management (owner of technology companies) • Chairman of the Board of CIM Real Estate Finance Trust, Inc. • Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP Shaul Kuba CMCT Chief Investment Officer and CMCT Board Member CIM Group Co-founder Head of CIM’s Development Team and actively involved in the successful development, redevelopment and repositioning of CIM’s real estate assets around the U.S. David Thompson CMCT CEO CIM Group CFO and Principal 15 years of previous experience with Hilton Hotels Corporation, most recently as Senior Vice President and Controller

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 12 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Resources, Market-Knowledge and Relationships1 CMCT caters to tenants in rapidly growing tech and entertainment industries. CMCT's Notable Tenants CIM Relationships 1) See disclosure statement under “Logos” on page 34.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 13 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Class A & Creative Office Portfolio1 Classification / Market / Address Sub-Market Class2 Rentable Square Feet ("SF") % Occupied % Leased Annualized Rent Per Occupied SF 3 Consolidated Office Portfolio Oakland, CA 1 Kaiser Plaza Lake Merritt Class A 537,929 55.2% 55.2% $ 56.48 San Francisco, CA 1130 Howard Street South of Market Creative 21,194 38.9% 38.9% 24.97 Los Angeles, CA 11620 Wilshire Boulevard West Los Angeles Class A 197,054 84.9% 90.0% 50.14 9460 Wilshire Boulevard Beverly Hills Class A 97,655 94.5% 94.5% 123.10 11600 Wilshire Boulevard West Los Angeles Class A 56,881 79.0% 79.0% 61.73 8944 Lindblade Street ** West Los Angeles Creative 7,980 100.0% 100.0% 78.95 8960 & 8966 Washington Boulevard** West Los Angeles Creative 24,448 — % — % 0.00 1037 North Sycamore Avenue Hollywood Creative 5,031 100.0% 100.0% 67.98 Austin, TX 3601 S Congress Avenue South Creative 231,458 79.4% 91.8% 48.71 1021 E 7th Street East Creative 11,180 100.0% 100.0% 61.63 1007 E 7th Street East Creative 1,352 100.0% 100.0% 14.79 Total Consolidated Office Portfolio 1,192,162 68.7% 72.0% $ 61.23 Unconsolidated Office Portfolio Los Angeles, CA 1910 Sunset Boulevard - 44% ** Echo Park Creative 107,824 81.8% 91.8% 51.05 Total Unconsolidated Office Portfolio 107,824 81.8% 91.8% $ 51.05 Total Office Portfolio 1,299,986 69.8% 73.6% $ 60.22 51% 31% 18% 0% Los Angeles Oakland Austin San Francisco 1) As of September 30, 2025. 2) These descriptions are based on management's assessment and indicate our classification as either "class A office" or "creative office" buildings. 3) Represents gross monthly base rent, or gross monthly contractual rent under parking and retail leases, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Giving effect to abatements, net annualized rent per occupied square foot for the office portfolio was $57.10. **See "Development Pipeline” tables on page 15. Geographic Diversification Annualized Rent by Location

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 14 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. 1) Represents gross monthly base rent under leases commenced as of September 30, 2025, multiplied by twelve. This amount reflects total cash rent before concessions. 2) Represents gross monthly base rent under leases commenced as of September 30, 2025 divided by occupied units. This amount reflects total cash rent before concessions. Net of rent concessions granted in the specified period, monthly rent per occupied unit was $2,215. 3) 701 S Hudson represents the multifamily portion of the property located at 4750 Wilshire Boulevard. 4) Represents trailing twelve-month occupancy as of September 30, 2025, calculated as the number of occupied rooms divided by the number of available rooms. Premier Multifamily and Hotel Multifamily Portfolio Classification / Market / Property Sub-Market Units % Occupied Annualized Rent (in thousands)1 Monthly Rent Per Occupied Unit2 Consolidated Office Portfolio Oakland, CA Channel House Jack London Distict 333 83.8% $ 8,573 $ 2,561 1150 Clay Downtown 288 85.8% 6,947 2,344 Total Consolidated Multifamily Portfolio 621 84.7% $ 15,520 $ 2,459 Unconsolidated Multifamily Portfolio Los Angeles, CA 1902 Park Avenue - 25.5% Echo Park 75 94.7% $ 1,657 $ 1,945 701 S Hudson3 - 20% Mid-Wilshire 68 80.9% 2,444 3,703 Total Unconsolidated Multifamily Portfolio 143 88.1% $ 4,101 $ 2,713 Total Multifamily Portfolio 764 85.3% $ 19,621 $ 2,508 Hotel & Parking Garage Location / Property Sub-Market % Occupied4 RevPAR Sacramento, CA Sheraton Grand Hotel Downtown/Midtown 75.7% $ 158.92 Sheraton Grand Hotel Parking Garage & Retail Downtown/Midtown 79.8 % NA

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 15 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Potential Development Pipeline - Primarily Multifamily1 Location Sub-Market Notes 1915 Park Avenue 2 Echo Park, Los Angeles Multifamily; Ground-up multifamily development; Expected completion 3Q'25 (36 units) 1015 N Mansfield Avenue 3 Hollywood Creative Office6 3101 S. Western Avenue 4 Jefferson Park, Los Angeles Multifamily6 3022 S. Western Avenue 4 Jefferson Park, Los Angeles Multifamily6 4750 Wilshire Boulevard (backlot) Mid-Wilshire Multifamily6 1021 & 1007 E 7th Street East Austin Multifamily6 3601 South Congress (Penn Field) Austin Multifamily6 8944 Lindblade Street, 8960 & 8966 Washington Boulevard 5 West Los Angeles Creative Office6 2 Kaiser Plaza Oakland Creative Office/Multifamily6 Sheraton Grand Parking Garage Sacramento Multifamily development over existing parking garage6 466 Water Street Jack London Square, Oakland Multifamily6 F-3 Land site Jack London Square, Oakland Hotel6 1) As of September 30, 2025. 2) CMCT and a CIM-managed separate account purchased the property in February 2022 through a joint venture. CMCT owns approximately 44% of the property. Please refer to page 23 for more detail. 3) CMCT owns approximately 29% of the property. The property has a site area of approximately 44,141 square feet and currently contains a parking garage which is being leased to a third party. The site is being evaluated for different development options, including creative office space or other commercial space. 4) CMCT intends to develop a total of approximately 160 residential units across both properties. There is no planned start date for such development. 5) Currently these buildings (32,428 SF in aggregate). 6) As of September 30, 2025, this property was in pre-development phase, and the Company has not finalized the formal development plan for the property. 1,500+ Multifamily Units in the Pipeline

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 16 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Asset Light Development Approach CMCT may coinvest up to 80% of each project in order to enhance returns (through management fee and promote income) and mitigate risk (by reducing CMCT's exposure per project) CMCT Competitive Advantages • Distribution ◦ Access to 180 institutions around the globe • Development ◦ Highly seasoned CIM Development team with 100+ team members with experience in urban planning, construction, design, architecture, engineering and project management Asset-Light Approach Enhances ROI

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATION Property Summaries

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 18 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Bay Area: Multifamily Acquisitions 1. Source: Costar based on East Bay and Downtown Oakland market (October 2024). 2. Please see Note 3 on page 33 ("Important Information - Debt and Preferred Summary") on the status of the Channel House mortgage. Channel House (Jack London Square)2 » Acquired in 1Q'23 for $134.6 million, or $404,000 per unit (333 total units) » Conveniently located just steps to the ferry with direct access to San Francisco 1150 Clay Street (Downtown Oakland) » Acquired in 1Q'23 for $145.5 million, or $505,000 per unit (288 total units) » Conveniently located downtown and steps from the BART with easy access to San Francisco Oakland Market Newer vintage, premier multifamily in high barrier to entry market • Rental rates continue to be challenging as market rents declined in 2022, 2023 and 2024 1 • Oakland had a wave of new Class A supply from 2018-2022 but vacancy has declined to 10.0% from a peak of 17.8% in 2Q'21 • Limited future multifamily supply growth1 • Under Construction as % of Inventory ◦ SF - 1.4%1 ◦ Oakland - 1.5%1 ◦ Total U.S. - 3.5%1

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 19 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Los Angeles: Multifamily 4750 Wilshire Boulevard / 701 S Hudson Avenue (Park Mile) » Substantially completed the conversion of unleased space to multifamily in September 2024 » Closed coinvestment in 1Q'23 whereby CMCT has been earning a management fee and may potentially earn a promote; CMCT's ownership declined to 20% » The partial conversion to multifamily had a total budget of $31.4 million and $28.6 million had been incurred as of 3Q'25. Leasing of the multifamily units began in September 2024 » Centrally located in affluent Park Mile/Hancock Park surrounded by multi- million dollar single family homes » Short drive time to Hollywood/West Hollywood (10 minutes), Beverly Hills/ Culver City/Downtown LA (20 minutes) and Santa Monica (30 minutes) 1902 Park Avenue (Echo Park) » Acquired in 1Q'23 for $19.1 million, or $255,000 per unit (50% joint venture) on an off-market basis. CMCT currently owns a 25.5% interest following the admission of an additional co-investor in Q4 2024. » Newer vintage asset that opened in 2011 » Echo Park is an emerging trendy submarket northwest of downtown LA; walkable area with dozens of dining and entertainment options » Recent new leases executed at a significant premium to in-place rents » 1 BR- $2,100-$2,250 (versus average in place of $1,655) » 2 BR - $2,700-$2,750 (versus average in place of $2,223) Artistic rendering is for illustrative purposes only.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 20 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Beverly Hills: Premier Located Class A Office & Retail 9460 Wilshire Boulevard (Beverly Hills) » Prominent location in the prestigious Golden Triangle of Beverly Hills and adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive » In August 2022, signed 20 year, approximately 18,000 SF lease for a Rolls Royce showroom » The previously underutilized retail space was occupied by a real estate brokerage firm and a financial advisor » CMCT has originated or renewed leases with all current tenants since 2018 acquisition Artistic renderings are for illustrative purposes only

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 21 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Austin: Stabilized Creative Office with Potential To Add Multifamily • CMCT acquired the 16-acre campus at 3601 S. Congress Ave in 2007 in an off-market transaction; in-place rents have increased more than threefold since the acquisition. • The creative office campus attracts a diverse tenant mix including technology, media and entertainment companies. • CMCT is evaluating different development options, including adding one or more multifamily buildings to the creative office campus. As of September 30, 2025, this property was in pre-development phase, and the Company has not finalized the formal development plan for this property. • In June 2022, the Austin City Council approved zoning changes that allow CMCT to add more density on this property. • In July 2023, received approval of zone change for the portion of the property that was not previously zoned for multifamily - the entire 16 acre campus is now zoned for multifamily. • No state income tax and diverse employment sources – government, education and tech • Home to many large U.S. corporations including Amazon, Facebook, Apple, Cisco, eBay, GM, Google, IBM, Intel, Oracle, Paypal, 3M and Whole Foods • Rapid market office rent growth (10 year CAGR of 5.6%) 1 • Population growth - Five year forecast growth rate of 2.0% (versus 0.5% in the U.S.) 1 • Employment growth - Ten year historical growth rate of 3.93% (versus 1.22% in the U.S.)1 A Compelling Growth Market Austin Overview Penn Field Penn Field Austin 1) Source Costar July 2021 Office Market Report.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 22 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. East Austin: Multifamily Development • The Property is located in the East Austin submarket of Austin, TX. • The building is located on one of the main thoroughfares of Austin, East 7th Street, and within 1.5 miles of seven existing CIM properties. • This corridor is among the most desirable locations for creative office space and residential in Austin as it has numerous food and dining options within close proximity and provides direct access to both the Central Business District and Eastside. A Dynamic Thriving Submarket Overview Central Business District East Austin East Austin, Texas » In November 2020, CMCT acquired 1021 E 7th Street for $6.1 million on an off-market basis; in July 2022, CMCT acquired 1007 E 7Th Street, an adjacent property, for $1.9 million. » In total, represented ~14,000 SF of office on a ~36,000 of contiguous land SF prime for development. » In June 2023, received final entitlements allowing for construction of an 8-story multifamily building.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 23 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Echo Park: Office Value-Add & Ground-Up Multifamily » CMCT and a CIM-managed separate account acquired 1910 W. Sunset Blvd and 1915 Park Avenue for approximately $51 million in February 2022 (CMCT owns ~44%) » 1910 W. Sunset is an approximately 100,000 SF creative office building; the 8-story building with floor-to-ceiling windows is the tallest in Echo Park, providing spectacular views in all directions » Ability to create 13-foot ceiling heights on newly-renovated space » Ideal location and product for entertainment and fashion tenants » 1915 Park Avenue - ground-up construction of 36 multifamily units with a total budget of $14.7 million is nearing completion. As of September 30, 2025, there had been total costs incurred of $12.5 million in connection with the project • Echo Park is a trendy submarket northwest of downtown LA; walkable area with dozens of dining and entertainment options • Located ~1 mile from Dodgers Stadium and adjacent to newly-renovated Echo Park Lake, which features walking paths, picnic areas, paddle boats and lotus flower gardens • Easy access to four major freeways (Hollywood, Pasadena, Glendale and Golden State Freeways); approximate 20 minute drive to Hollywood, Downtown LA, Pasadena and Burbank • Average 10-year annual office rent growth of 5.0%1 • Average 10-year office vacancy of 6.7%1 A Dynamic Submarket Echo Park Los Angeles 1915 Park Ave 1910 W. Sunset Boulevard Overview Echo Park Downtown Los Angeles Hollywood PasadenaBurbank 1) Source Costar; based on East Hollywood/Silver Lake submarket. Accessed May 2022. Artistic rendering is for illustrative purposes only

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 24 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Culver City: Potential Creative Office Development » 8960 & 8666 Washington Boulevard: ~24,448 SF of creative office space » Received final entitlement to re-develop 8960 & 8666 Washington Blvd. into 50,000 + square foot creative office building. As of September 30, 2025, this property was in pre-development phase, and the Company has not finalized the formal development plan for this property » 8944 Lindblade Street: ~7,980 SF of commercial space currently used for broadcasting. Culver City Los Angeles Overview • Well-located asset in the heart of Culver City • Home to several high-profile media and technology companies including Apple, Amazon, HBO and Sony • Adjacent to the Metro Expo Line, offering easy access to both the Westside and Downtown LA A Dynamic Thriving Submarket Artistic renderings are for illustrative purposes only Artistic renderings are for illustrative purposes only

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 25 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Jefferson Park: Multifamily Development » In 1Q'22, CMCT acquired 3101 S. Western, which is located on a ~11,300 SF land site for $2.3 million » CMCT is considering developing approximately 40 residential units. As of September 30, 2025, this property was in pre-development phase, and the Company has not finalized the formal development plan for this property » In 2Q'22, CMCT acquired 3022 S. Western, which is located on a ~28,300 SF land site for $5.6 million » CMCT is considering developing 119 residential units. As of September 30, 2025, this property was in pre-development phase, and the Company has not finalized the formal development plan for this property Culver City Los Angeles Overview • Jefferson Park is home to a variety of residential buildings, shops, restaurants and offices • Adjacent to West Adams neighborhood where CIM has renovated and developed dozens of apartments, restaurants and retail spaces since 2016 • Convenient access to the 10 and 110 freeways • 1.5 miles from the University of Southern California and 5.5 miles from downtown Culver City, home to several premier technology and entertainment companies An Emerging Submarket Artistic renderings are for illustrative purposes only

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 26 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Oakland: Multifamily Development » CMCT acquired 2 Kaiser Plaza in 2015; the property is currently utilized as surface parking » CMCT submitted a request to entitle 2 Kaiser Plaza for multifamily, as it is currently entitled for office but can be developed as multifamily by right. CMCT believes that the entitlement will create incremental value for the land near term » Current plans contemplate 596 units. As of September 30, 2025, this property was in pre-development phase, and the Company has not finalized the formal development plan for this property Culver City Los Angeles Overview • 2 Kaiser Plaza is well located in the heart of Lake Merritt and just a six-minute walk from the BART, offering direct access to San Francisco • Oakland has numerous local dining options and has emerged as a “cool” place to live and work An Emerging Submarket Artistic renderings are for illustrative purposes only

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 27 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Appendix

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 28 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Commitment to ESG Since inception, CIM has sought to do right for communities and advance sustainability. ESG considerations are woven into our business practices and operations, and we continuously strive to advance these priorities. Environmental  CIM emphasizes sustainable initiatives across a majority of our real estate and infrastructure strategies.  Committed to achieving net zero carbon emissions across our portfolio by 2050 (science-based methodology)  Over the past five years, CIM has continuously improved its average Global Real Estate Sustainability Benchmark (GRESB)* scores for participating funds and assets Upleveled scores in all submitted categories for the 2024 United Nations Principles for Responsible Investment (UN PRI), including a 17-point increase for real estate category and a 26-point increase for infrastructure category  Exceeded goals for 10% reduction in greenhouse gas (GHG) emissions, energy use and water use from 2018 to 2023  Social CIM maintains a commitment to communities through responsible development, volunteerism and inclusivity.  Logged 1,924 employee volunteer hours in support of 35 non-profit organizations in 2024  In 2024, launched the CIM Wellness program featuring monthly focus areas to support employees' well-being across four pillars: physical, mental & emotional, community, and financial health CIM embarked on a process to formalize a Modern Slavery Policy Governance CIM is committed to best execution of our corporate governance principles. Established ESG-related reporting practices tailored to shareholder needs  Maintain 15+ policies which guide and support our ESG principles *CIM has set the following targets for the real assets in our GRESB reporting real estate funds by 2030 with a baseline year of 2023: 30% reduction in energy, 50% reduction in GHG, 20% reduction in water, and 90% data coverage. As of 6/30/25. While CIM may consider ESG factors when making decisions, CIM does not pursue an ESG-based strategy or limit its investments to those that meet specific ESG criteria or standards across all of its offerings and strategies. Any reference herein to environmental or social considerations is not intended to qualify our duty to maximize risk-adjusted returns. Additionally, adherence to any ESG framework or ESG benchmark, such as the Principles for Responsible Investment (“PRI”) and GRESB, respectively, does not necessarily alter any of CIM’s existing business plans or portfolios.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 29 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Alignment of Interests CIM Group Commitment to CMCT CIM Group owns ~10.9% of CMCT Common Stock1 1) Includes affiliates of CIM and officers and directors of CMCT. As of September 30, 2025. 2) (i) No incentive fee will be payable in any quarter in which the excess Core FFO is $0; (ii) 100% of any excess core FFO up to an amount equal to the product of (x) the average of CMCT's adjusted common stockholders’ equity as of the first and last day of the applicable quarter and (y) 0.4375%; and (iii) 20% of any excess core FFO thereafter. Incentive fees payable for any partial quarter will be appropriately prorated. Management and Corporate Governance CMCT’s Board includes CIM Group’s three co-founders (Richard Ressler, Avi Shemesh, and Shaul Kuba) Strong Market Knowledge and Sourcing CMCT benefits from CIM Group’s identification of Qualified Communities, sourcing capabilities and access to resources of vertically integrated platform Management Agreement/Master Services Agreement Fees » 1% of net asset value » Income incentive fee is 20% of CMCT's quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7% on an annualized basis) of CMCT's average adjusted common stockholders' equity, subject to catchup2 » 15% of cumulative aggregate realized capital gains net of aggregate realized capital losses minus the aggregate capital gains fees paid in prior periods. Realized capital gains and realized capital losses are calculated by subtracting from the sales price of a property (a) any costs and expenses incurred to sell such property and (b) the property’s original acquisition price, plus any subsequent, non-reimbursed capital improvements thereon paid for by CMCT. » Reimbursement of shared services at cost (accounting, tax, reporting, etc.) » Perpetual term

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 30 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Key Metrics Lease Expirations as a % of Annualized Office Rent (As of September 30, 2025) Top Five Tenants (September 30, 2025) (1) Includes 4,930 square feet of month-to-month leases as of September 30, 2025. (2) Includes 178 square feet (approximately 0.0% of total portfolio occupied square footage) of leases with tenant-controlled early termination options to terminate prior to 2026. (3) Includes 5,864 square feet (approximately 0.6% of total portfolio occupied square footage) of leases with tenant-controlled early termination options to terminate prior to 2029. (4) Includes 5,154 square feet (approximately 0.6% of total portfolio occupied square footage) of leases with tenant-controlled early termination options to terminate prior to 2030. (5) Includes 25,845 square feet (approximately 2.8% of total portfolio occupied square footage) of leases with tenant-controlled early termination options to terminate prior to 2032. (6) Includes 7,980 square feet (approximately 0.9% of total portfolio occupied square footage) of leases with tenant-controlled early termination options to terminate prior to 2035. 0.8% 9.1% 14.7% 35.7% 12.8% 11.4% 3.9% 3.0% 0.3% 8.3% 2025 2026 2027 2028 2029 2030 2031 2032 2033 Thereafter —% 10.0% 20.0% 30.0% 40.0% Tenant Property Lease Expiration Annualized Rent (in thousands) % of Annualized Rent Rentable Square Feet % of Rentable Square Feet Kaiser Foundation Health Plan, Inc. 1 Kaiser Plaza 2028 $ 13,405 24.5% 236,692 18.2 % U.S. Bank, N.A. 9460 Wilshire Boulevard 2029 4,324 7.9% 27,569 2.1% 3 Arts Entertainment, Inc. 9460 Wilshire Boulevard 2027 3,048 5.6% 27,112 2.1 % F45 Training Holdings, Inc. 3601 S Congress Avenue 2030 2,485 4.5% 44,171 3.4 % O'Gara Coach Company, L.L.C. 9460 Wilshire Boulevard 2043 2,434 4.5% 18,157 1.4 % Total for Top Five Tenants 25,696 47.0% 353,701 27.2 % All Other Tenants 28,953 53.0% 553,787 42.6 % Vacant — — % 392,498 30.2 % Total Office $ 54,649 100.0% 1,299,986 100.0% 1 Note: Tables above represent 100% of the consolidated and unconsolidated office portfolios, regardless of our ownership percentage. 3 54 62

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 31 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Key Metrics - Adjusted Funds From Operations (AFFO)1 1) Non-GAAP Financial Measure. Please refer to explanations at slide 35. Three Months Ended Nine Months Ended (Unaudited and in thousands) September 30, 2025 September 30, 2024 September 30, 2025 September 30, 2024 Net loss attributable to common stockholders $ (17,736) $ (34,775) $ (43,913) $ (56,737) Depreciation and amortization 7,345 6,423 20,169 19,357 Noncontrolling interests' proportionate share of depreciation and amortization (54) (68) (180) (240) Impairment of real estate — — 221 — Gain on sale of real estate (679) — (679) — FFO attributable to common stockholders $ (11,124) $ (28,420) $ (24,382) $ (37,620) Straight-line rent and straight-line lease termination fees 682 906 1,547 908 Amortization of lease inducements 28 89 130 263 Amortization of deferred key money and above and below market leases (13) (1) (14) (4) Amortization of premiums and discounts on debt 26 (11) 78 (1) Amortization and accretion on loans receivable, net 5 (13) (230) (105) Amortization of deferred debt origination costs 713 506 2,179 1,639 Unrealized premium adjustment 142 237 343 549 Unrealized loss (gain) included in income from unconsolidated entities (1,265) 285 138 (292) Deferred income taxes (32) (58) (149) (27) Non-cash compensation 55 55 165 165 Redeemable preferred stock redemptions — 16,098 300 17,471 Redeemable preferred stock deemed dividends — 327 — 755 Transaction-related costs 598 526 1,427 1,351 Loss on early extinguishment of debt — — 88 — Recurring capital expenditures, tenant improvements, and leasing commissions (704) (1,489) (3,606) (4,356) AFFO attributable to common stockholders $ (10,889) $ (10,963) $ (21,986) $ (19,304)

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 32 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. $1.2 $172.5 $192.7 $34.1 $— $132.1 2025 2026 2027 2028 2029 Thereafter Debt & Preferred Summary (September 30, 2025)1 Fixed 50% Floating * 50% Debt Maturity Schedule (September 30, 2025)1 | in millions Fixed Debt vs. Floating Debt (September 30, 2025)1 Mortgage Payable Interest structure (fixed/variable etc.) Interest Rate Maturity/ Expiration Date Loan balance (in millions) Fixed rate mortgages payable 2 Fixed 4.14% - 7.41% 6/7/2026 - 1/11/2030 $ 268.4 Variable rate mortgage payable 3 Variable SOFR + 2.95% - 4.35% 1/1/2027 - 4/3/2028 207.4 Total Mortgage Payable $ 475.8 Other Debt SBA 7(a) Loan-Backed Notes 4 Variable SOFR + 2.90% 3/20/2048 $ 20.4 Lending Division Revolving Credit Facility 5 Variable SOFR + 3.00% 6/13/2027 9.3 Total Other Debt $ 29.7 Corporate Debt Junior Subordinated Notes6 Variable SOFR + 3.51% 3/30/2035 $ 27.1 Total Corporate Debt $ 27.1 Total Debt $ 532.5 Preferred Stock Interest structure (fixed/variable etc.) Coupon Maturity/ Expiration Date Outstanding (in millions) Series A1 Variable7 7.83% N/A $ 227.3 7 Series A Fixed 5.50% N/A 100.5 8 Series D Fixed 5.65% N/A 1.2 9 Total Preferred Stock $ 329.0 Total Debt + Preferred Stock $ 861.6 Debt and Preferred Summary See "Important Information - Debt and Preferred Summary" on page 33. *Approximately 65% of floating rate debt is subject to interest rate caps.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 33 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Important Information - Debt and Preferred Summary 7. Outstanding Series A1 Preferred Stock represents total shares issued as of September 30, 2025 of 12,240,878, less redemptions of 3,148,815 shares, multiplied by the stated value of $25.00 per share. Includes shares issued to CIM Group in lieu of cash payment of the asset management fee. Gross proceeds are not net of commissions, fees, allocated costs or discounts. Dividends on Series A1 Preferred Stock are paid at a rate of the greater of (i) an annual rate of 6.0% (i.e., the equivalent of $0.3750 per share per quarter) and (ii) the Federal Funds (Effective) Rate for such quarter and plus 2.5% up to a maximum of 2.5% of the Series A1 Preferred Stock Stated Value per quarter. 8. Outstanding Series A Preferred Stock represents total shares issued as of September 30, 2025 of 8,820,338, less redemptions of 4,799,446 shares, multiplied by the stated value of $25.00 per share. Includes shares issued to CIM Group in lieu of cash payment of the asset management fee. Gross proceeds are not net of commissions, fees, allocated costs or discounts. 9. Outstanding Series D Preferred Stock represents total shares issued as of September 30, 2025 of 56,857, less redemptions of 8,410, multiplied by the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discounts. 1. Excludes: (a) $1.3 million of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowing because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral, and (b) premiums, discounts and debt issuance costs. 2. The Company’s fixed rate mortgages payable are non-recourse and are secured by, among other things, first priority deeds of trust, security agreements or other similar security instruments on the fee simple interests in properties underlying such mortgages and assignments of rents receivable. As of September 30, 2025, the Company’s fixed rate mortgages payable had fixed interest rates of 6.25%, 4.14%, and 7.41% per annum, with payments of interest only and maturity dates of June 7, 2026, July 1, 2026, and January 11, 2030, respectively. In regards to the mortgage payable with a balance of $66.3 million as of September 30, 2025 maturing on June 7, 2026 (the “1150 Clay Mortgage”), the Company executed the final one-year extension option under the mortgage in June 2025. The Company intends to work with the lender in order to refinance the 1150 Clay Mortgage beyond its stated maturity date of June 7, 2026. Although the Company believes it is likely it will be able to refinance the 1150 Clay Mortgage prior to June 7, 2026, there can be no assurance that such refinancing will occur. If the Company and the lender under the 1150 Clay Mortgage cannot agree on an extension of the mortgage and the Company fails to repay the loan in full upon its contractual maturity date, such failure would constitute an event of default under the mortgage and would allow the lender to, among other remedies, take possession of the property. In regards to the mortgage payable with a balance of $97.1 million as of September 30, 2025 maturing on July 1, 2026 (the “1 Kaiser Mortgage”), the Company intends to work with the lender in order to refinance the 1 Kaiser Mortgage beyond its stated maturity date of July 1, 2026. Although the Company believes it is likely it will be able to refinance the 1 Kaiser Mortgage prior to July 1, 2026, there can be no assurance that such refinancing will occur. If the Company and the lender under the 1 Kaiser Mortgage cannot agree on an extension of the mortgage and the Company fails to repay the loan in full upon its contractual maturity date, such failure would constitute an event of default under the mortgage and would allow the lender to, among other remedies, take possession of the property. 3. The Company’s variable rate mortgages payable are non-recourse and are secured by, among other things, first priority deeds of trust, security agreements or other similar security instruments on the Company’s fee simple and leasehold interests in its hotel asset and adjacent parking garage and by a deed of trust on and assignment of rents receivable from a multifamily property. As of September 30, 2025, the Company’s variable rate mortgages payable had a variable interest rate of SOFR plus 4.35%, SOFR plus 3.36%, SOFR plus 3.00% and SOFR plus 2.95%, with a maturity date of January 1, 2027, January 31, 2027, and February 14, 2027 and April 3, 2028, respectively. The mortgages with maturity dates of January 1, 2027, January 31, 2027, and February 14, 2027 have monthly payments of interest only, while the mortgage with a maturity date of April 3, 2028 has monthly payments of interest plus $50,000 of principal. With regards to the mortgage payable with a balance of $81.0 million as of September 30, 2025 secured by a multifamily property in Oakland,California, (the “Channel House Mortgage”), on August 4, 2025 the Company reached an agreement with the lender to extend the maturity date through January 31, 2027 (the “Channel House Mortgage Extension”). In connection with the Channel House Mortgage Extension, the Company made a repayment of $6.0 million under the Channel House Mortgage, reducing it from its previous balance of $87.0 million. 4. On March 9, 2023, the Company completed a securitization of the unguaranteed portion of certain of its SBA 7(a) loans receivable with the issuance of $54.1 million of unguaranteed SBA 7(a) loan-backed notes (with net proceeds of approximately $43.3 million, after payment of fees and expenses in connection with the securitization and the funding of a reserve account and an escrow account). The SBA 7(a) loan-backed notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of certain of the Company’s SBA 7(a) loans receivable. The SBA 7(a) loan-backed notes mature on March 20, 2048, with monthly payments due as payments on the collateralized loans are received. 5. In June 2025, a subsidiary of the Company, as borrower, entered into an agreement with a bank that included a $20.0 million revolving credit facility secured by the unguaranteed portion of certain of such subsidiary’s SBA 7(a) loans receivable and other assets of such subsidiary, subject to a borrowing base calculation, and fully guaranteed by the Company. Loans included in the borrowing base calculation may not be included for more than 12 calendar months unless certain financial ratios are met and in no case can loans be included for more than 18 months. The lending division revolving credit facility bears interest at (i) the base rate plus 2.00% or (ii) SOFR plus 3.00%, at the borrower’s election, and has an initial maturity date of June 13, 2027, with two one-year extension options. As of September 30, 2025, the effective interest rate for the lending division credit facility was 7.19% and there was no availability for additional borrowings under the lending division revolving credit facility. 6. The Company has junior subordinated notes with a variable interest rate which resets quarterly based on the three-month SOFR plus 3.51%, with quarterly interest only payments. The junior subordinated balance is due at maturity on March 30, 2035. The junior subordinated notes may be redeemed at par at the Company’s option.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 34 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Important Disclosures Annualized Rent. represents gross monthly base rent, or gross monthly contractual rent under parking and retail leases, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. Assets Owned and Operated (AOO). represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication. Property Pictures. The property/properties shown may not be representative of all transactions of a given type or of transactions generally, may represent an asset/assets that performed better than other assets acquired by CIM-funds, is not necessarily indicative of the performance of all such assets acquired by CIM-funds and is intended solely to be illustrative of the types of investments that may be made by CMCT. There can be no assurance similar opportunities will be available to CMCT or that CMCT will generate similar returns. Logos. CIM Group is not affiliated with, associated with, or a sponsor of any of the tenants pictured or mentioned. The names, logos, and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. The trade names shown are reflective of the tenants in properties owned by CMCT. Corporate tenants may also occupy numerous properties that are not owned by CMCT. CMCT is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. DISCLAIMERS. The results that a shareholder will realize will depend, to a significant degree, on the assets actually purchased by CMCT from time to time and the actual performance of such assets, which may be impacted by economic and market factors. The actual performance of CMCT will be subject to a variety of risks and uncertainties, including those on page 3. In no circumstance should the hypothetical returns be regarded as a representation, warranty or prediction that a specific asset or group of assets will reflect any particular performance or that it will achieve or is likely to achieve any particular result or that shareholders will be able to avoid losses, including total loss of their investments. Inherent in any investment is the potential for loss. There can be no assurance that CMCT will achieve comparable results, that the returns sought will be achieved or that CMCT will be able to execute its proposed strategy. Actual realized returns on investments may differ materially from any return indicated herein.

www.cimgroup.com | ©2018 CIM Group | TRADE SECRET / CONFIDENTIAL INFORMATIONwww.creativemediacommunity.com | ©2025 CMCT | CMCT Creative Media & Community Trust Corporation 35 Note: All pages of the presentation must be viewed in conjunction with the Important Disclosures on page 2 and starting on page 34. See “Property Pictures” on page 34 under Important Disclosures. Important Disclosures Capital Returned to Shareholders. The amounts of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. All amounts have been adjusted to give retroactive effect to the reverse stock split that occurred in 2019. Past performance is not indicative of future results. CMCT is the product of a merger (the “Merger”) between a subsidiary of CIM Urban REIT, LLC (“CIM REIT”), a fund operated by CIM Group, and PMC Commercial Trust (“PMC”), a publicly traded mortgage real estate investment trust, consummated in Q1 2014. Represents dividends paid on our Common Stock from January 1, 2014 through September 30, 2020. Excludes a special dividend paid to PMC Commercial Trust’s stockholders in connection with the Merger, but includes 2014 dividends received by CIM REIT stockholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC, an affiliate of CIM REIT and CIM Group, on an as converted basis, in the Merger. The per share equivalent in proceeds from CMCT’s June 2016 tender offer is $6.45, calculated by dividing $210,000,000, the amount used by CMCT to purchase shares of Common Stock of CMCT in the tender offer, by 32,558,732, the number of shares of Common Stock outstanding immediately prior to such tender offer, as adjusted to give retroactive effect to the reverse stock split that occurred in 2019. Adjusted Funds From Operations (AFFO). AFFO is a non-GAAP, non- standardized measure which is widely reported by REITs. Other REITs may use different methodologies for calculating AFFO and, as a result, CMCT's AFFO may not be comparable to the AFFO of other REITs. CMCT calculates AFFO by (a) eliminating the impact on FFO of (i) straight-line rent revenue and expense; (ii) amortization of lease inducements; (iii) amortization of above and below market leases (including ground leases); (iv) amortization of above and below market debt, loan premiums and discounts, and deferred loan costs; (v) amortization of tax abatement; (vi) amortization of loan receivable discount and accretion of fees on loans receivable; (vii) unrealized premium adjustment; (viii) deferred income tax expense; (ix) non-cash compensation expense; (x) loss on early extinguishment of debt; (xi) redeemable preferred stock redemptions; and (xii) redeemable preferred stock deemed dividends and (b) subtracting (i) lease inducement payments and (ii) recurring capital expenditures and recurring tenant improvements and leasing commissions. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. AFFO is not intended to represent cash flow but may provide additional perspective on CMCT's operating results and our ability to fund cash needs and pay dividends. AFFO should only be considered as a supplement to net income. See page 31 for a reconciliation of AFFO to net loss attributable to common stockholders.